UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2020

THE MOSAIC COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-32327	20-1026454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Kennedy Boulevard		33602
Suite 2500
Tampa,	Florida
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 918-8270
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.06.	Material Impairments.
On January 28, 2020, The Mosaic Company (“Mosaic,” and Mosaic and its subsidiaries, individually or in any combination, “we,” “us” or “our”) announced that it intends to keep its Colonsay potash mine idled for the foreseeable future (the "Colonsay Idling") due to weak demand. The Company currently estimates that it will incur a pretax noncash charge to be recorded in the fourth fiscal quarter of 2019 (the "Fourth Quarter") for the Colonsay Idling of up to $530 million (primarily non-cash charges for asset write-offs, and inclusive of cash severance charges of $15 million to $20 million).
The weak demand in North America has also impacted Mosaic's Phosphates segment and the annual goodwill impairment analysis. The Company currently estimates that it will incur a notable non-cash charge to be recorded in the Fourth Quarter of up to $590 million of Phosphates segment goodwill ("Phosphates Goodwill Impairment").
Furnished herewith as Exhibit 99.1 and incorporated by reference herein is the text of Mosaic's announcement regarding the Colonsay Idling and the Phosphates Goodwill Impairment, as presented in a press release issued on January 28, 2020.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated January 28, 2020, of The Mosaic Company

*****

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the anticipated benefits or strategic plans and other statements about anticipated future financial, production and operating performance. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include, but are not limited to: difficulties with realization of the benefits of our strategic plans; actual costs of various items differing from management’s current estimates, price and demand volatility for our Potash and Phosphate products, other changes in market conditions, changes in weather conditions; changes in farmers’ planting patterns; accidents and disruptions, including potential mine fires, floods, explosions, seismic events, sinkholes or releases of hazardous or volatile chemicals; changes in foreign currency and exchange rates; international trade risks and other risks associated with Mosaic's international operations, changes in government policy, changes in environmental and other governmental regulation, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: January 28, 2020	By:	/s/ Mark J. Isaacson
	Name:	Mark J. Isaacson
	Title:	Senior Vice President, General Counsel
and Corporate Secretary